Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Strive 500 ETF

(a series of EA Series Trust)

Ticker Symbol: STRV

October 20, 2022

Supplement to the

Prospectus and Statement of Additional Information

both dated September 7, 2022

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information for Strive 500 ETF (STRV).

Effective immediately, the Board of Trustees has elected to declare and distribute STRV’s investment income, if any, to shareholders as dividends quarterly, instead of annually as previously disclosed. As of result of this change, the section of the Prospectus titled Dividends and Distributions found on page 15 has been updated to the following:

Dividends and Distributions

Dividends and Distributions. The Fund has elected and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As regulated investment companies, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

If you have any questions regarding STRV, please call (215) 882-9983.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.